Income Taxes (Details 4) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Net deferred tax assets are reflected in the accompanying consolidated balance sheets
Current deferred tax asset	$ 659	$ 645
Other assets	447	542
Other accrued liabilities	(59)	(129)
Other liabilities	(137)	(186)
Net deferred tax assets	$ 910	$ 872